                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report: August 24, 2004
(Date of earliest event reported)

                    Banc of America Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                   333-105940                 36-4514369
(State or other jurisdiction     (Commission File No.)         (IRS Employer
    of incorporation)                                        Identification No.)

        201 North Tryon Street,
      Charlotte, North Carolina                                    28255
Address of principal executive offices                           (Zip Code)

Registrant's telephone number, including area code (704) 387-8239

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

          Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) and Computational Materials and Structural Term Sheets (both as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation) prepared by Lehman Brothers Inc. which are hereby filed pursuant to such letters.

ITEM 9.01 Financial Statements and Exhibits

          (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.         Description
-----------------   ------------
      (99)          Collateral Term Sheets, Computational
                    Materials and Structural Term Sheets
                    prepared by Lehman Brothers Inc. in
                    connection with Banc of America Mortgage
                    Securities, Inc., Mortgage Pass-Through
                    Certificates, Series 2004-H

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 BANC OF AMERICA MORTGAGE
                                                 SECURITIES, INC.

August 24, 2004


                                                 By: /s/ Judy Lowman
                                                     ---------------------------
                                                     Judy Lowman
                                                     Vice President

                                INDEX TO EXHIBITS

                                                   Paper (P) or
Exhibit No.   Description                          Electronic (E)
-----------   -----------                          --------------
   (99)       Collateral Term Sheets,              E
              Computational Materials and
              Structural Term Sheets prepared by
              Lehman Brothers Inc. in connection
              with Banc of America Mortgage
              Securities, Inc., Mortgage Pass-
              Through Certificates, Series
              2004-H